UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2013

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On June 21, 2013, NPS Pharmaceuticals, Inc. (the “Company”) clarified its guidance with respect to Gattex (teduglutide [rDNA origin]). The Company confirms its prior guidance that it expects to  achieve its goal of having 200 to 300 patients on Gattex by the end of 2013. The Company will provide investors with an update on the progress of the Gattex launch when it reports its second quarter financial results in August 2013.

Statements made in this filing, which are not historical in nature, constitute forward-looking statements for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward looking statements include, but are not limited to, statements concerning the Company’s future financial performance. Risks associated to the Company’s business include, but are not limited to, the risks associated with any failure by the Company to successfully commercialize Gattex (teduglutide [rDNA origin]) for injection, including the risk that physicians and patients may not see the advantages of Gattex and may therefore be reluctant to utilize the product, the risk that private and public payers may be reluctant to cover or provide reimbursement for Gattex, the risks associated with the Company’s strategy, global macroeconomic conditions, the impact of changes in management or staff levels, the effect of legislation effecting healthcare reform in the United States, as well as other risk factors described in the Company’s periodic filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Form 10-Qs. All information in this press release is as of the date of this release and NPS undertakes no duty to update this information, whether as a result of new information, future events or otherwise.

The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2013	NPS PHARMACEUTICALS, INC.

	By:	/s/ Edward Stratemeier
Edward Stratemeier Senior Vice President, General Counsel and Secretary